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                                                                   EXHIBIT 10.72

                                                                        BD DRAFT
                                                                        05/18/00
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                              FOURTH AMENDMENT TO
                             AMENDED AND RESTATED
                          REVOLVING CREDIT AGREEMENT
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     Fourth Amendment dated as of May 15, 2000 to Amended and Restated Revolving
Credit Agreement (the "Fourth Amendment"), by and among TIER TECHNOLOGIES, INC., a California corporation (the "Company"), TIER TECHNOLOGIES (UNITED KINGDOM), INC., a Delaware corporation ("Tier UK" and, collectively with the Company, the "Borrowers" and each individually, a "Borrower") and FLEET NATIONAL BANK (formerly known as BankBoston, N.A.) (the "Bank"), amending certain provisions of the Amended and Restated Revolving Credit Agreement dated as of May 28, 1999 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrowers and the Bank. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

     WHEREAS, the Borrowers and the Bank have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Fourth Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     (S)1.  Amendment to (S)1 of the Credit Agreement.  The definition of
            --------- -- ---- -- --- ------ ---------
"Revolving Credit Termination Date" set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the date "May 27, 1999" which appears in such definition and substituting in place thereof the date "August 27, 2000".

     (S)2.  Amendment to (S)5 of the Credit Agreement.  Sections 5.9 of the
            --------- -- ---- -- --- ------ ---------
Credit Agreement are hereby amended by deleting Section 5.9 in its entirety and restating such section as follow:

            5.9.  Consolidated Total Liabilities to EBITDA Ratio.
                  ------------ ----- ----------- -- ------ -----
     The Company shall at all times maintain a ratio of Consolidated Total Liabilities to EBITDA, calculated on a rolling four quarter basis, as follows:

          Quarter ending June 30, 1999:               (LESS THAN)  2.0
          Quarter ending September 30, 1999:          (LESS THAN)  2.0
          Quarters ending December 31, 1999
             and March 31, 2000                       (LESS THAN)  4.70
          Quarter ending June 30, 2000 and
             at the end of each quarter thereafter:   (LESS THAN)  4.30

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     (S)3.  Amendment to Section 6 of the Credit Agreement. Section 6 of the
            --------- -- ------- - -- --- ------ ---------
Credit Agreement is hereby amended as follows:

     (a)    Section 6.1(e) of the Credit Agreement is hereby amended by deleting
Section 6.1(e) in its entirety and restating it as follows:

            (e) In addition to Earn-Outs set forth on Schedule 6.1, Indebtedness
                                                      -------- ---
     of the Company consisting of Earn-Outs up to a maximum aggregate amount not to exceed $5,000,000 at any one time outstanding, provided, however, for
                                                       --------  -------
     purposes of compliance with this Section 6.1(e), any contingent earn-out arrangement shall only be included as part of the Earn-Out to the extent such contingency giving rise to an earn-out has actually occurred or will occur from the Closing Date through and including the Revolving Credit Termination Date and shall exclude any contingent earn-out arrangement which will not occur during such period;


     (b) Section 6.1(f) of the Credit Agreement is hereby amended by deleting the words "Indebtedness does not exceed (i) $5,000,000 outstanding at any time from the Closing Date through December 30, 1999; and (ii) $8,000,000 outstanding at any time thereafter" and substituting in place thereof the words "Indebtedness does not exceed (i) $5,000,000 outstanding at any time from the Closing Date through December 30, 1999; (ii) $8,000,000 outstanding at any time from January 1, 2000 through March 31, 2000; and (iii) $9,000,000 outstanding at any time thereafter".

     (c) Section 6.2 of the Credit Agreement is hereby amended by deleting the words "$1,000,000 for any consecutive twelve month period" which appear in
Section 6.2(b)(i) and substituting in place thereof the words "$1,850,000 for any consecutive twelve month period".

     (d) Section 6.3 of the Credit Agreement is amended by deleting the amount "$1,700,000" which appears in Section 6.3 of the Credit Agreement and substituting in place thereof the amount "$2,250,000".

     (S)4.  Conditions to Effectiveness. This Fourth Amendment shall not become
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effective until the Bank receives the following:

     (a) a counterpart of this Fourth Amendment, executed by the Borrowers and the Banks; and

     (b) payment to the Bank of an amendment fee in the amount of $8,000 for the account of the Bank.


     (S)5.  Representations and Warranties. The Borrowers hereby repeat, on and
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as of the date hereof, each of the representations and warranties made by them in (S)4 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such
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                                      -3-


representations and warranties relate expressly to an earlier date), provided,
                                                                     --------
that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, each Borrower hereby represents and warrants that the execution and delivery by each Borrower and its Subsidiaries of this Fourth Amendment and the performance by such Borrower and its Subsidiaries of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents are within the corporate authority of each such Borrower and its Subsidiaries and has been duly authorized by all necessary corporate action on the part of such Borrower and its Subsidiaries.

     (S)6.  Ratification, Etc. Except as expressly amended hereby, the Credit
            ------------  ---
Agreement, the Security Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Fourth Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     (S)7.  No Waiver. Nothing contained herein shall constitute a waiver of,
            -- ------
impair or otherwise affect any Obligations, any other obligation of the Borrowers or any rights of the Bank consequent thereon.

     (S)8.  Counterparts. This Fourth Amendment may be executed in one or more
            ------------
counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     (S)9.  Governing Law.  THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND
            -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).
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       IN WITNESS WHEREOF, the parties hereto have executed this Fourth
Amendment as a document under seal as of the date first above written.

                                              TIER TECHNOLOGIES, INC.



                                              By:_______________________________
                                              Title:

                                              TIER TECHNOLOGIES
                                               (UNITED KINGDOM), INC.



                                              By:_______________________________
                                              Title:

                                              FLEET NATIONAL BANK



                                              By:_______________________________
                                              Title: